UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 16, 2006
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                                     ElkCorp
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


          1-5341                                         75-1217920
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 (Commission File Number)                   (I.R.S. Employer Identification No.)


             14911 Quorum Drive, Suite 600, Dallas, Texas 75254-1491
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                    (Address of principal executive offices)


                                 (972) 851-0500
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (18 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c))


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Item 7.01  Regulation FD Disclosure
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Press Release
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On November 16, 2006, the Company issued a press release in response to an amended Schedule 13D filed on November 16, 2006 with the Securities and Exchange Commission by Heyman Investment Associates Limited Partnership, Samuel J. Heyman, Building Materials Corporation of America ("BMCA"), BMCA Holdings Corporation, G-I Holdings Inc., G Holdings Inc., and Heyman Holdings Associates Limited Partnership and a letter dated November 15, 2006 in which BMCA proposes to acquire ElkCorp for $35 per share in cash. The foregoing description is qualified in its entirety by the full text of the press release, which is included herein as Exhibit 99.1, which is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits
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99.1     Press release dated November 16, 2006 of ElkCorp.



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                                   SIGNATURES



Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                               ElkCorp




DATE:     November 16, 2006                    /s/ Gregory J. Fisher
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                                               Gregory J. Fisher
                                               Senior Vice President,
                                               Chief Financial Officer and
                                               Controller


                                               /s/ Leonard R. Harral
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                                               Leonard R. Harral
                                               Vice President, Chief Accounting
                                               Officer and Treasurer



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                                INDEX TO EXHIBITS

Exhibit No.          Description
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99.1                 Press release dated November 16, 2006 issued by ElkCorp